Events after the balance sheet date	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events after the balance sheet date	Events after the balance sheet date
On 11 February 2026, Oyu Tolgoi LLC received tax assessments amounting to MNT 1.6 trillion (approximately US$440 million) from the
Mongolian Tax Authority in relation to the years ended 31 December 2021 and 31 December 2022.
These assessments are inconsistent with the Oyu Tolgoi Investment Agreement and applicable Mongolian legislation, and no adjustment has been made to the financial statements for the year ended 31 December 2025 in respect of these tax assessments. We will take relevant steps including engaging in discussions with the Government of Mongolia to resolve this matter.
There were no other significant events after the balance sheet date requiring disclosure.